Dreyfus Pennsylvania
      Municipal Money
      Market Fund

      ANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Pennsylvania
                                                    Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Pennsylvania Municipal Money Market Fund, covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

Amid turbulence in the stock market, many investors have turned to the relative stability of the tax-exempt money markets. For some investors, tax-exempt money market funds are part of a broader strategy to diversify among various asset classes and to seek tax-exempt income. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one. Instead, we favor a well-balanced, diversified and valuation-sensitive approach to investing.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Pennsylvania Municipal Money Market Fund perform during the period?

For the 12-month period ended September 30, 2002, the fund produced a yield of 1.03% . Taking into account the effects of compounding, the fund produced an effective yield of 1.04%.(1)

The fund' s performance was primarily the result of interest rates, which declined during the final three months of 2001 and remained near historically low levels through the remainder of the reporting period. Tax-exempt money market yields were also affected by surging demand from investors seeking a relatively stable alternative to a falling stock market.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Pennsylvania state taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing the fund's investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and Pennsylvania state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Pennsylvania's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the weighted average maturity of the fund, which should position the fund to purchase new securities if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fund' s weighted average maturity to maintain then current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, the nation was mired in a recession that had been intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board attempted to stimulate renewed economic growth by continuing to reduce short-term interest rates, driving short-term interest rates to 1.75% by the end of 2001, their lowest level in 40 years. In this environment, yields on one-year tax-exempt notes also fell to historically low levels.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused many investors to seek relatively stable investment alternatives for their assets. As a result, total assets invested in tax-exempt money market funds rose throughout the reporting period, creating additional downward pressure on yields.

As the national economy and stock market faltered, Pennsylvania's revenues from income taxes and capital gains taxes fell, creating budget shortfalls for the state and many local governments. Pennsylvania bridged its fiscal 2003 budget gap by raising certain taxes, tapping its Rainy Day Fund and borrowing in the tax-exempt bond market. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, any new issuance during the reporting period was easily absorbed by the surge in demand from equity investors  seeking  investment  alternatives, and tax-exempt money market yields
remained    low.


What is the fund's current strategy?

We have generally maintained the fund's weighted average maturity at points that are slightly longer than those of its peer groups. This strategy is designed to capture the yields offered by longer-term securities. However, because the yield differences between very short-term securities and one-year notes have been narrower than average, the fund did not extend its weighted average maturity further.

In addition, because of their very low yields, we have recently attempted to reduce the fund' s holdings of variable-rate demand notes, on which rates are reset daily or weekly, and municipal notes. Instead, we have focused more intently on commercial paper in the three- to six-month maturity range. Whenever we deemed appropriate, we have attempted to utilize a laddering strategy in which commercial paper and note maturities are staggered over time. In our view, these strategies should help the fund weather the current period of very low yields and economic weakness while maintaining the flexibility we need to capture higher tax-exempt yields if and when they become available.

October 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS
September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Principal
TAX EXEMPT INVESTMENTS--99.6%                                                                    Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Allegheny County, GO Notes, Refunding

   5.25%, 10/1/2002 (Insured; FGIC)                                                             760,000                  760,000

Allegheny County Industrial Development Authority, VRDN:

  EDR (GlassPort Realty Limited Project) 1.90%

      (LOC; Huntington National Bank)                                                           950,000  (a)             950,000

   Electric Power and Light Revenue

      (Duquesne Light Co.) 1.75 % (Insured; AMBAC

      and Liquidity Facility; Wachovia Bank)                                                  1,500,000  (a)           1,500,000

Berwick Area Joint Sewer Authority, Sewer Revenue

   4%, 10/15/2002 (Insured; MBIA)                                                               300,000                  300,192

Bucks County Industrial Development Authority, IDR

  VRDN (Oxford Falls Project)

   1.91% (LOC; Household Finance Corp.)                                                         900,000  (a)             900,000

Bucks County Water and Sewer Authority, Sewer Revenue:

   1.60%, 12/1/2002 (Insured; AMBAC)                                                            110,000                  110,000

   (Neshaminy Interceptor)
      2%, 12/1/2002 (Insured; AMBAC)                                                            500,000                  500,415

Chambersburg Area School District, GO Notes

   4.20%, 4/1/2003 (Insured; FSA)                                                               100,000                  101,330

Dauphin County General Authority, Revenue, VRDN

  1.70% (Insured; AMBAC and Liquidity Facility;

   Bank of Nova Scotia )                                                                      2,950,000  (a)           2,950,000

Delaware County Industrial Development Authority

  PCR, Refunding, CP:

    (Exelon Generation Company, LLC Project)

         1.50%, 10/17/2002 (LOC; Bank One)                                                    4,000,000                4,000,000

      (Philadelphia Electric Company)

         1.30%, 12/12/2002 (Insured; FGIC)                                                    2,000,000                2,000,000

Delaware River Joint Toll Bridge Commission
   Bridge Revenue, BAN 2.25%, 11/1/2002                                                       1,500,000                1,500,384

Dover Area School District, GO Notes

   3.70%, 4/1/2003 (Insured; FGIC)                                                              100,000                  101,112

East Stroudsburg Area School District, GO Notes

   2%, 12/1/2002 (Insured; FSA)                                                                 150,000                  150,101

Erie Water Authority, Water Revenue, Refunding

   5.10%, 12/1/2002 (Insured; FGIC)                                                             300,000                  301,612

Lancaster County Hospital Authority, VRDN

  Revenue (Health Center-Willow Valley Lakes)

   1.85% (Insured; MBIA and Liquidity Facility; PNC Bank)                                     3,125,000  (a)           3,125,000

Lebanon County Health Facilities Authority, Revenue

  VRDN (E.C.C. Retirement Village Project)

   1.75% (LOC; Northern Trust Co.)                                                              600,000  (a)             600,000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Lehigh County Industrial Development Authority, IDR

  VRDN:

    (Cherrydale Farms Project)

         1.85% (LOC; Fleet National Bank)                                                     1,595,000  (a)           1,595,000

      (Radnor/Lehigh Corp. Project)

         1.825% (LOC; Dresdner Bank)                                                          4,975,000  (a)           4,975,000

Township of Logan, GO Notes

   1.40%, 5/15/2003 (Insured; FGIC)                                                             140,000                  139,835

Township of Lower Paxton, GO Notes:

   1.45%, 1/1/2003 (Insured; MBIA)                                                              125,000                  124,968

   2.50%, 4/1/2003 (Insured; MBIA)                                                              865,000                  868,633

Middletown Township, GO Notes

   2%, 3/1/2003 (Insured; FSA)                                                                  250,000                  250,000

Montgomery County Higher Education
   and Health Authority, Revenue:

      (Abington Memorial Hospital Project)

         4.50% 6/1/2003 (Insured; AMBAC)                                                        120,000                  122,167

      (Brittany Pointe Project)

         8.50%, 1/1/2003                                                                        200,000  (b)             207,514

      VRDN:

         (Philadelphia Geriatric Center)

            1.80% (LOC; Allied Irish Bank)                                                      625,000  (a)             625,000

         (Philadelphia Higher Education and Health)

            1.85% (LOC; Allfirst Bank)                                                          310,000  (a)             310,000

Montgomery County Industrial Development Authority:

  CP:

    IDR (Philadelphia Electric Company)

         1.30%, 10/10/2002 (LOC; Bank One)                                                    2,000,000                2,000,000

      PCR (Exelon Project):

         1.50%, 10/11/2002 (LOC; Bank One)                                                    3,150,000                3,150,000

         1.35%, 11/7/2002 (LOC; Bank One)                                                     2,000,000                2,000,000

   IDR, VRDN (Maintech Inc. & BTR LLC Project)

      1.85% (LOC; Wachovia Bank)                                                              1,905,000  (a)           1,905,000

New Garden General Authority, Revenue, VRDN

  Municipal Pooled Financing Program

  1.70% (Insured; AMBAC and Liquidity Facility;

   Bank of Nova Scotia)                                                                       1,000,000  (a)           1,000,000

North Hampton County Industrial Development Authority

  IDR, VRDN:

    (Reale Associates Project)

         1.85% (LOC; Wachovia Bank)                                                           3,000,000  (a)           3,000,000

      (S&L Plastics Project)

         1.95% (LOC; Fleet National Bank)                                                     3,750,000  (a)           3,750,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------


State of Pennsylvania, GO Notes:

   5%, 6/1/2003 (Insured; MBIA)                                                                 200,000                  204,682

   Refunding 5%, 5/1/2003 (Insured; MBIA)                                                       100,000                  102,083

Pennsylvania Department of General Services, COP

   3%, 11/1/2002 (Insured; FSA)                                                               1,660,000                1,661,108

Pennsylvania Higher Education Assistance Agency

  Student Loan Revenue:

    Merlots Program 1.80%, VRDN

         (Insured; FSA and Liquidity Facility; Wachovia Bank)                                   700,000  (a)             700,000

      Refunding 2.35%, 7/1/2003

         (Insured; FSA and LOC: Bayerische Landesbank,

         Lloyds TSB Bank, State Street Bank and Trust Co.

         and Westdeutsche Landesbank)                                                         1,425,000                1,428,138

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue:

    (Associates of Independent Colleges)

         3%, 11/1/2002 (LOC; Allied Irish Bank)                                               1,300,000                1,301,053

      (Bryn Mawr College)

         4.70%, 12/1/2002 (Insured; MBIA)                                                       175,000                  175,909

Pennsylvania Intergovernmental Cooperative Authority

  Special Tax Revenue

  City of Philadelphia Funding Program

   4.90% 6/15/2003 (Insured; FGIC)                                                              500,000                  511,136

City of Philadelphia, Water and Wastewater Revenue

   5.50%, 6/15/2003 (Insured; FGIC)                                                             300,000                  308,472

Philadelphia Gas Works:

  Natural Gas Revenue

      6.25%, 7/1/2003                                                                           965,000  (b)           1,018,632

   Utility Electric Revenue, CP:

      1.30%, 10/7/2002 (LOC; JPMorgan Chase Bank)                                             7,000,000                7,000,000

      1.30%, 11/8/2002 (LOC; JPMorgan Chase Bank)                                             1,500,000                1,500,000

Philadelphia Housing Authority, Revenue

  Capital Fund Program

   4%, 12/1/2002 (Insured; FSA)                                                                 585,000                  587,476

Philadelphia Municipal Authority, LR, Refunding

   4.95%, 11/15/2002 (Insured; FGIC)                                                            100,000                  100,375

Pottsgrove School District, GO Notes

   3.35%, 12/1/2002 (Insured; MBIA)                                                             435,000                  435,908

Scranton School District

   4.10%, 4/1/2003 (Insured; AMBAC)                                                             115,000                  116,535

South Eastern Transportation Authority, Special Revenue

   6.50%, 3/1/2003 (Insured; FGIC)                                                              380,000                  387,293


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Telford Industrial Development Authority, LR

  VRDN (Ridgetop Project)

   1.95% (LOC; Fleet National Bank)                                                           5,940,000  (a)           5,940,000

Union County Higher Educational Facilities
   Financing Authority, University Revenue

   Refunding (Bucknell University)

   6%, 4/1/2003 (Insured; MBIA)                                                                 100,000                  100,664

Union County Hospital Authority, HR

  VRDN (United Methodist Continuing Care)

   1.90% (LOC; Allfirst Bank)                                                                 1,000,000  (a)           1,000,000

Upper Dauphin Industrial Development Authority

  VRDN (United Church of Christ Homes)

   1.78% (LOC; First Tennessee Bank)                                                          3,000,000  (a)           3,000,000

Venango Industrial Development Authority

  RRR, CP (Scrubgrass Project)

   1.47%, 11/12/2002 (LOC; Dexia Credit Locale)                                               3,000,000                3,000,000

Wayne Highlands School District, GO Notes, Refunding

   4.40%, 4/1/2003 (Insured; FGIC)                                                              100,000                  101,483

York Redevelopment Authority, Revenue, VRDN

   1.83% (LOC; Allfirst Bank)                                                                 3,725,000  (a)           3,725,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $80,279,199)                                                              99.6%               80,279,210

CASH AND RECEIVABLES (NET)                                                                          .4%                  346,259

NET ASSETS                                                                                       100.0%               80,625,469

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

COP                       Certificate of Participation

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty
                          Insurance Company

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               54.6

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                   27.8

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    17.6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT  SEPTEMBER  30,  2002,  THE FUND HAD  $30,145,000  (37.4% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM INDUSTRIAL DEVELOPMENT.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  80,279,199  80,279,210

Cash                                                                  1,217,507

Interest receivable                                                     333,819

Prepaid expenses and other assets                                        13,035

                                                                     81,843,571
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            38,929

Payable for investment securities purchased                           1,145,062

Accrued expenses                                                         34,111

                                                                      1,218,102
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       80,625,469
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      80,628,177

Accumulated net realized gain (loss) on investments                      (2,719)

Accumulated gross unrealized appreciation of investments                     11
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       80,625,469
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 80,628,177

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,675,913

EXPENSES:

Management fee--Note 2(a)                                              478,172

Shareholder servicing costs--Note 2(b)                                  81,567

Professional fees                                                       58,751

Custodian fees                                                          17,089

Registration fees                                                       13,891

Prospectus and shareholders' reports                                    13,307

Trustees' fees and expenses--Note 2(c)                                   9,296

Miscellaneous                                                            8,449

TOTAL EXPENSES                                                         680,522

INVESTMENT INCOME--NET                                                 995,391
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                    739

Net unrealized appreciation (depreciation) on investments                   78

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     817

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   996,208

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            995,391          2,961,890

Net realized gain (loss) from investments             739             24,069

Net unrealized appreciation
   (depreciation) of investments                       78            (14,486)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      996,208          2,971,473
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (995,391)        (2,961,890)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 100,636,005       114,850,502

Dividends reinvested                              957,030         2,839,930

Cost of shares redeemed                      (115,887,900)     (115,838,245)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (14,294,865)        1,852,187

TOTAL INCREASE (DECREASE) IN NET ASSETS       (14,294,048)        1,861,770
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            94,919,517        93,057,747

END OF PERIOD                                  80,625,469        94,919,517

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended September 30,
                                                                 -------------------------------------------------------------------

                                                                 2002          2001           2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00            1.00

Investment Operations:

Investment income--net                                            .010          .029           .033           .026            .030

Distributions:

Dividends from investment income--net                            (.010)        (.029)         (.033)          (.026)          (.030)

Net asset value, end of period                                   1.00          1.00           1.00            1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.04          2.95           3.32            2.60            3.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .71           .65            .67             .65             .65

Ratio of net investment income

   to average net assets                                         1.04          2.91           3.25            2.57            3.01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          80,625        94,920         93,058         103,298         126,798


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $10,249 during the period ended September 30, 2002 based on avail

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

able cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2002 and September 30, 2001, respectively, were all tax exempt income.

The accumulated capital loss carryover of $2,719 is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $2,719 of the carryover expires in fiscal 2007.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2002, the fund was charged $39,313 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $32,652 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Pennsylvania Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Municipal Money Market Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Municipal Money Market Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [Ernst & Young LLP Signature Logo]

New York, New York

November 7, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes)

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Samuel Chase (70)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (62)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner, LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30


Joni Evans (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (75)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (51)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - of Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Manager since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                  For More Information

                        Dreyfus
                        Pennsylvania Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  104AR0902